UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2007 (January 29, 2007)

Realogy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32852	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 29, 2007, Realogy Corporation (the “Company”) announced that it will hold a special meeting of its stockholders on Friday, March 30, 2007, for the purpose of adopting the Agreement and Plan of Merger, dated as of December 15, 2006, by and among Domus Holdings LLC (formerly known as Domus Holdings Corp.,”Parent”), Domus Acquisition Corp. (“Merger Sub”) and the Company. Stockholders of record as of the close of business on Tuesday, February 20, 2007 will be entitled to vote at the special meeting. Parent and Merger Sub are affiliates of Apollo Management VI, L.P.

A copy of the press release issued by the Company on January 29, 2007 announcing the date of the special meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Realogy Corporation on January 29, 2007 announcing the date of the special meeting of stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By:	/s/ C. Patteson Cardwell, IV
C. Patteson Cardwell, IV, Executive Vice President, General Counsel and Corporate Secretary

Date: January 29, 2007

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REALOGY CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Realogy Corporation on January 29, 2007 announcing the date of the special meeting of stockholders.

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